                                                                   Exhibit 10.10


                                AMENDMENT TWELVE

                       ATTACHED TO AND MADE A PART OF THE

            AMENDED AND RESTATED REINSURANCE AGREEMENT NUMBER 1290-46

                                     BETWEEN

                  THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                                "Ceding Company"

                                       AND

                             RGA REINSURANCE COMPANY

                                   "Reinsurer"

The Ceding Company and the Reinsurer agree to amend this Reinsurance Agreement as follows:

I.    The following Paragraph 19 is added to ARTICLE I, GENERAL PROVISIONS:

      19. Intermediary. The Reinsurer and the Ceding Company acknowledge the Reinsurer's appointment of RGA/Swiss Financial Group, L.L.C. as the designated reinsurance manager with respect to this Agreement and the business reinsured hereunder. The Reinsurer hereby directs the Ceding Company to submit all notices and reports required to be sent to the Reinsurer under this Agreement and remit all amounts due the Reinsurer under this Agreement directly to RGA/Swiss Financial Group, L.L.C. as the designated reinsurance manager of the Reinsurer. The Ceding Company acknowledges the Reinsurer's request and agrees to forward all notices, reports and remittances required to be sent to the Reinsurer under this Agreement directly to RGA/Swiss Financial Group, L.L.C. RGA/Swiss Financial Group, L.L.C. shall receive all notices, reports and remittances on behalf of the Reinsurer and receipt of such notices, reports and remittances by RGA/Swiss Financial Group, L.L.C. shall be deemed to be receipt by the Reinsurer.

            The Reinsurer and the Ceding Company individually acknowledge that RGA/Swiss Financial Group, L.L.C. has made written disclosure at the time of negotiation of this Agreement, or its amendment, whichever is applicable, in accordance with Section 32.1(f) of the New York Insurance Regulations.

In witness of the above, this Amendment Thirteen is executed in duplicate on the dates indicated below with an Effective Date of January 1, 1996.

ATTEST:                                THE MUTUAL LIFE INSURANCE COMPANY OF
                                       NEW YORK ("Ceding Company")

By:    /s/ Arnold N. Greenspoon        By:    /s/ Phillip A. Eisenberg
       ---------------------------            -----------------------------
Title: AVP & Actuary                   Title: Sr. VP & Chief Actuary
       ---------------------------            -----------------------------
Date:  3/27/96                         Date:  3/27/96
       ---------------------------            -----------------------------

ATTEST:                                LYNDON LIFE INSURANCE COMPANY

                                       ("Reinsurer")

By:    /s/ James W. Daller             By:    /s/ Paul A. Salente
       ---------------------------            -----------------------------
Title: 2nd VP & Actuary                Title: Senior Vice President
       ---------------------------            -----------------------------
Date:  3/29/96                         Date:  3/29/96
       ---------------------------            -----------------------------


                                       2